EXHIBIT 99.2

inTEST Corporation



Innovative Test & Process Solutions

Q3 2021 Financial Results
Conference Call Presentation
November 5, 2021

Nick Grant
President and CEO

Duncan Gilmour
CFO and Treasurer

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals, that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as "believes," "expects," "intends," "may," "will," "should," "plans," "projects," "forecasts," "outlook," "anticipates" or similar terminology. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Such risks and uncertainties include, but are not limited to, any mentioned in this presentation as well as our ability to realize the potential benefits of acquisitions or dispositions and the successful integration of any acquired operations; our ability to grow our presence in the life sciences, industrial and international markets; the success of our strategy to diversify our business by entering markets outside the semi market; the impact of the COVID-19 pandemic on our business, liquidity, financial condition and results of operations; indications of a change in the market cycles in the Semi Market or other markets we serve; changes in business conditions and general economic conditions both domestically and globally; changes in the demand for semiconductors; our ability to borrow funds or raise capital to finance potential acquisitions; changes in the rates and timing of capital expenditures by our customers; and other risk factors set forth from time to time in our Securities and Exchange Commission filings, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2020. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We undertake no obligation to update the information in this presentation to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated or unanticipated events.

Non-GAAP Financial Measures

In addition to disclosing results that are determined in accordance with GAAP, we also disclose non-GAAP financial measures. These non-GAAP financial measures consist of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, adjusted EBITDA, adjusted EBITDA margin, and free cash flow. Adjusted net earnings (loss) is derived by adding acquired intangible amortization, adjusted for the related income tax expense (benefit), to net earnings (loss). Adjusted net earnings (loss) per diluted share is derived by dividing adjusted net earnings (loss) by diluted weighted average shares outstanding. Adjusted EBITDA is derived by adding acquired intangible amortization, interest expense, income tax expense, depreciation, and stock-based compensation expense to net earnings (loss). Adjusted EBITDA margin is derived by dividing adjusted EBITDA by net revenue. Free cash flow is derived by subtracting capital expenditures from net cash provided by operations. These results are provided as a complement to the results provided in accordance with GAAP. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP financial measures presented to provide investors with meaningful, supplemental information regarding our baseline performance before acquired intangible amortization charges as this expense may not be indicative of our current core business or future outlook. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures presented primarily as a measure of liquidity as they exclude non-cash charges for acquired intangible amortization, depreciation and stock-based compensation. In addition, adjusted EBITDA and adjusted EBITDA margin also exclude the impact of interest income or expense and income tax expense or benefit, as these expenses may not be indicative of our current core business or future outlook. Free cash flow is a liquidity measure that reflects the cash generated by the business, after the purchases of technology, capabilities and assets, that can then be used for, among other things, strategic acquisitions, investments in the business, and funding ongoing operations. These measures may be useful to an investor in evaluating the underlying operating performance of our business. The non-GAAP financial measures presented in this presentation are used by management to make operational decisions, to forecast future operational results, and for comparison with our business plan, historical operating results and the operating results of our peers. Reconciliations from net earnings (loss) and net earnings (loss) per diluted share to adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share and from net earnings (loss) to adjusted EBITDA and adjusted EBITDA margin, and net cash provided by operations to free cash flow, are contained in this slide presentation. The non-GAAP financial measures discussed in this presentation may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP financial measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

Q3 2021: Advancing 5-Point Strategy

Driving profitable growth and diversifying markets and customer base

- Achieved solid results despite supply chain challenges
- Net revenue of $21.1 million up 46% over prior-year period due to strength of semiconductor and industrial markets
- Solid margins result in earnings per diluted share of $0.20, in line with guidance
- Generated strong cash from operations of $4.3 million in the quarter and $8.1 million year-to-date

Successful closed Z-Sciences and Videology acquisitions *(sequential to quarter close)*

- Adds to product platform offerings
- Enhances technical expertise
- Expands customer base to adjacent and high-growth markets
- Scalability with targeted investments and benefit from secular tailwinds in the life sciences markets


5-Point Strategy
Global & Market Expansion
Strategic Acquisitions & Partnerships
Talent & Culture
Innovation & Differentiation
Service & Support

inTEST

Z-Sciences Advances Core Growth Strategies

Z-Sciences Corp. develops and sells high-performance biomedical refrigerators and freezers that meet versatile applications, including ultra-cold storage solutions for biological sample banks, blood safety, vaccine safety, medical supplies and reagent safety.

Strategic Rationale

- **Buy versus make decision for fast penetration and better return on capital**
- **Access to ultra-cold storage technology; gain a presence in the medical cold chain market**
- **Expansion into Life Sciences industry (Pharma/Bio-Pharma)**
- **Adding engineering know-how and customer base**
- **Ultra cold storage market estimated at ~$500 million with CAGR >7%**
  Target niche addressable market est. at $200 million[1]

- Based in Montreal
- Products: ASPs of ~$5,000 to ~$20,000
- Manufacturing: outsourced to low-cost region

Ultra Low Freezers (-86°C)

Bio Freezers (-40°C)



Sample Security Refrigerators (+4°C)

[1] *Market data based on reports from Global Market Insights, The Insight Partners, and GIR.*

Videology Expands Process Technology Offerings

Videology Imaging Solutions designs and manufactures industrial-grade circuit board mounted digital imaging solutions and related devices, systems and software for OEM custom solutions.

Strategic Rationale

- **Low-cost entrance and significant growth potential in large, fragmented space:** ***SAM >$5B with >10% CAGR[1]***
- **Process technology that enhances automation capabilities**
- **Drives further market diversification into Life Sciences and Industrial**
- **Expands global presence** ***(~40% of revenue from Europe)***
- **Leverage existing infrastructure; potential technology synergies**
- **$0.05 per diluted share accretive in year one** ***(net of acquisition expenses of $0.03)***

- Headquartered in Greenville, RI
- European operations in Eindhoven, NL
- Total employees: ~40
- TTM Revenue: ~$10 million

Example Applications



Ophthalmology markets for fundus cameras (taking an image to examine the inner eye)



Handheld Spectrometer used to classify materials or substances in scientific labs



Used to inspect pipes of all diameters from large Oil and Gas pipes to smaller Fiber Optic applications or Medical/Intra-Oral Endoscopes

[1] *Market data based on report from IC Insights and Verified Market Research.*

inTEST

Revenue

($ in millions)


Quarters
$14.4
$14.9
$19.6
$21.8
$21.1
$7.1
$7.3
$6.2
$6.1
$7.5
$7.4
$7.6
$13.3
$15.7
$13.7
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Semi
Multimarket


Years
$60.7
$53.8
$77.4
$29.7
$27.0
$27.1
$31.0
$26.9
$50.3
2019
2020
Q3 21 TTM

NOTE: Components may not add up to totals due to rounding.

Q3 revenue up $6.7 million, or 46%, YoY

Multimarket:

- Ongoing, broad-based recovery within industrial sectors
- Benefited from new product introductions and the opening of trade shows
- EV market continues to gain traction

Semi Market:

- Continued strong global demand for semiconductors

inTEST

Gross Profit and Margin

($ in millions)


Quarters
$6.5
$6.7
$9.5
$11.0
$10.4
44.7%
45.2%
48.7%
50.2%
49.2%
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21


Years
$29.2
$24.1
$37.6
48.2%
44.8%
48.6%
2019
2020
Q3 21 TTM

Q3 gross profit increased $3.9 million YoY

- 450 basis point margin expansion
- Reflects higher volume, benefits of restructuring and improved product mix

Sequential margin impacts:

- Higher component material costs not yet fully covered by price improvements
- Changes in product mix
- Less favorable absorption of fixed manufacturing costs

inTEST

Operating Expenses

($ in millions)


41.7%
48.4%
35.5%
36.3%
37.1%
$6.0
$0.2
$2.8
$1.3
$1.7
$7.2
$1.1
$2.9
$1.2
$2.0
$6.9
$0.1
$3.2
$1.3
$2.4
$7.9
$0.2
$3.8
$1.4
$2.6
$7.8
$0.1
$3.6
$1.3
$2.8
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Selling
Engineering
G&A
Restructuring and Other
Operating expenses as a % of sales

NOTE: Components may not add up to totals due to rounding.

Effectively managing costs while investing for growth *(Q2 vs Q3)*

- Investing in people and marketing to support 5-Point Strategy
- ~$300 thousand in expenses related to M&A activities
- More than offset by non-recurring CFO transition costs incurred in Q2 21

Expecting operating expenses of $9.0 million to $9.2 million in Q4 21

- Includes ~$400 thousand of amortization related to acquisitions (~$100 thousand incremental)
- ~$700 to $800 thousand of incremental operating expenses from acquired businesses
- ~$600 thousand of deal costs (~$300 thousand incremental sequentially)

inTEST

Profitability in Line with Expectations

- Focused on strengthening earnings power
- Strong cash generation
- Adjusted EPS reflects ~$300 thousand of acquired intangible amortization
- Expect effective tax rate in 2021 to range from 14% to 16%[1]

Earnings per Diluted Share[2]



$0.04
$0.07
($0.04)
$(0.01)
$0.21
$0.24
$0.24
$0.27
$0.20
$0.23
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
GAAP EPS
Non-GAAP Adjusted EPS

Adjusted EBITDA and Margin[2]

Quarters



$1.0
6.9%
$0.2
1.4%
$3.3
16.9%
$4.0
18.3%
$3.4
16.0%
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Years
$5.4
9.0%
$1.3
2.5%
$10.9
14.1%
2019
2020
Q3 21 TTM

[1] Tax rate expectation provided November 5, 2021

[2] Adjusted Net Earnings per diluted share and Adjusted EBITDA are non-GAAP financial measures. Further information can be found under "Non-GAAP Financial Measures." See also the reconciliations of GAAP financial measures to non-GAAP financial measures that accompany this presentation.

Capital Structure and Cash Flow

($ in millions)

Capitalization	9/30/21		12/31/20	
Cash and cash equivalents	$	18.7	$	10.3
Total debt		-		-
Total net debt		-		-
Shareholders' equity		53.7		44.8
Total capitalization	$	53.7	$	44.8

Cash Flow	Three Months Ended				YTD	
	9/30/21		9/30/20		9/30/21	
Net cash provided by operating activities (GAAP)	$	4.3	$	2.3	$	8.1
Capital expenditures		(0.1)		(0.3)		(0.6)
Free cash flow (FCF)[(1)] (Non-GAAP)	$	4.1	$	2.0	$	7.5

Executed new five-year credit agreement in October 2021

- Includes $25 million non-revolving delayed draw term loan and $10 million revolving credit facility
- New agreement replaced previous $10 million line of credit facility

Subsequent to quarter-end, used $12 million of new credit facility and $0.5 million in cash to finance Z-Sciences and Videology acquisitions

NOTE: Components may not add up to totals due to rounding.

[(1)] Free cash flow is a non-GAAP financial measure. Further information can be found under "Non-GAAP Financial Measures."

Orders and Backlog

($ in millions)


Orders
$14.4
$7.2
$7.3
$17.6
$6.5
$11.1
$25.2
$8.1
$17.2
$25.1
$8.6
$16.5
$21.1
$7.8
$13.4
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Semi
Multimarket


Backlog
$8.7
$11.5
$17.1
$20.4
$20.4
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21

NOTE: Components may not add up to totals due to rounding.

Continued robust demand, though trends have moderated from recent historical highs

- Secured new orders in targeted EV and cannabis markets
- Focused on working with OEMs to support semi demand

Approximately 75% of September 30, 2021 backlog is expected to convert to sales in Q4 21

inTEST

Outlook and Perspective

Focused on further market differentiation and incremental growth and profitability

- Integrating newly acquired businesses
- New product development efforts
- Robust pipeline of new customer opportunities

Fourth Quarter 2021 Outlook[1]

• Net revenue:	$21.5 million to $22.5 million
• Gross margin:	Consistent with prior quarter
• EPS (GAAP):	$0.10 to $0.14
• Adjusted EPS (Non-GAAP):	$0.14 to $0.18

5-Point Strategy



Global & Market Expansion
Strategic Acquisitions & Partnerships
Talent & Culture
Innovation & Differentiation
Service & Support

[1] Guidance provided November 5, 2021. The foregoing guidance is based on management's current views with respect to operating and market conditions and customers' forecasts. Actual results may differ materially from what is provided here today as a result of, among other things, the factors described under "Forward-Looking Statements" on slide 2.

Conference Call Playback Info

Replay Number: 412-317-6671 passcode: 13723740

Telephone replay available through November 12, 2021

Webcast / Presentation / Replay available at ir.intest.com

Transcript, when available, at ir.intest.com

Adjusted Net Income Reconciliation

($ in thousands)

	Three Months Ended				
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Net earnings (GAAP)	$ 2,175	$ 2,609	$ 2,212	$ (380)	$ 458
Acquired intangible amortization	309	305	304	306	307
Tax adjustments	(4)	(4)	(4)	(2)	(15)
Adjusted net earnings (Non-GAAP)	$ 2,480	$ 2,910	$ 2,512	$ (76)	$ 750
Diluted weighted average shares outstanding	10,792	10,765	10,526	10,283	10,288
Net earnings per share – diluted:					
Net earnings (GAAP)	$ 0.20	$ 0.24	$ 0.21	$ (0.04)	$ 0.04
Acquired intangible amortization	0.03	0.03	0.03	0.03	0.03
Tax adjustments	-	-	-	-	-
Adjusted net earnings per share – diluted (Non-GAAP)	$ 0.23	$ 0.27	$ 0.24	$ (0.01)	$ 0.07

Adjusted EBITDA Reconciliation

($ in thousands)

	Three Months Ended					Twelve Months Ended		
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	9/30/2021	12/31/2020	12/31/2019
Net earnings (GAAP)	$ 2,175	$ 2,609	$ 2,212	$ (380)	$ 458	$ 6,616	$ (895)	$ 2,322
Acquired intangible amortization	309	305	304	306	307	1,224	1,233	1,257
Interest expense	4	2	-	4	4	10	33	-
Income tax expense	357	447	366	(74)	(25)	1,096	(336)	282
Depreciation	172	167	156	156	164	651	630	685
Non-cash stock-based compensation	371	454	269	191	85	1,285	671	884
Adjusted EBITDA (Non-GAAP)	$ 3,388	$ 3,984	$ 3,307	$ 203	$ 993	$ 10,882	$ 1,336	$ 5,430
Net revenue	$ 21,144	$ 21,820	$ 19,556	$ 14,875	$ 14,443	$ 77,395	$ 53,823	$ 60,660
Adjusted EBITDA margin (Non-GAAP)	16.0%	18.3%	16.9%	1.4%	6.9%	14.1%	2.5%	9.0%

Estimated Q4 2021 Adjusted EPS Reconciliation

($ in thousands)

	Low	High
Estimated net earnings per share – diluted (GAAP)	$0.10	$0.14
Estimated acquired intangible amortization	0.04	0.04
Estimated tax adjustments	-	-
Estimated adjusted net earnings per share – diluted (Non-GAAP)	$0.14	$0.18

inTEST Corporation



Innovative Test & Process Solutions

Q3 2021 Financial Results
Conference Call Presentation
November 5, 2021